Exhibit 10.66

Execution Version

MATERIAL NOTED WITH [**] IS CONFIDENTIAL AND HAS BEEN OMITTED, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SUPPLY AGREEMENT

THIS IS A SUPPLY AGREEMENT (the “Agreement”) dated as of October 1, 2007 (the “Effective Date”), between West Pharmaceutical Services, Inc., a corporation having its principal place of business at 101 Gordon Drive, Lionville, Pennsylvania 19341 (“West”), and Becton, Dickinson and Company, a corporation having its principal place of business at 1 Becton Drive, Franklin Lakes, New Jersey 07417 (“BD”).

BD desires to purchase from West, and West desires to sell to BD, products made from West formulations and listed on Exhibit A hereto (as referenced by the BD Item Number and  West product number) (the “Products”) on the terms and subject to the conditions set forth below.  Accordingly, the parties hereto, intending to be legally bound, agree as follows:

1.             Agreement to Sell and Purchase Products.

1.1           West will sell to BD and BD will purchase from West Products to be supplied to the BD manufacturing sites as listed on Exhibit A (individually a “Site” and collectively “Sites”) in accordance with the terms and subject to the conditions of this Agreement, including the Exhibits hereto.

1.2           West agrees to supply to BD and BD agrees to purchase from West the specified percentage of BD’s annual purchase requirements of a particular Product and “alternate product” for that Product for the Site as set forth in Exhibit A attached hereto; provided, however, there are no such purchase requirements for any Products to be purchased to be used by BD Pharm Systems.  For the purposes of this Section, an “alternate product” is an item manufactured by or sourced from a third party that serves the same function as, is roughly similar in design to and can be used in substitution with a Product without affecting or requiring a regulatory filing or regulatory approval by BD or its customers.

1.3           The percentage purchase requirement for Products described in Section 1.2 shall apply regardless of whether BD transfers existing manufacturing lines for these Products within the United States, Spain or the United Kingdom.  [**]

1.4           Notwithstanding anything in this Agreement to the contrary, West hereby confirms that it shall continue to supply Products molded from [**].

2.             Price and Price Adjustments.

2.1.          Product prices and currency of payment are set forth on Exhibit “A” hereto.  Product prices shall be firm through the 5-year Term of this Agreement, subject to this Section 2 and Exhibits B through F.

2.2.          For the contract year beginning October 1, 2008, subject to Section 2.6, 2.7, 2.8, 2.9 and 2.10, the prices set forth in this Agreement for Products other than plastic Products manufactured by West may be adjusted based on [**].  Price adjustments shall become effective as of the beginning of the applicable contract year.  For purposes of this Agreement, the term “contract year” or “FY” means a twelve month period beginning on an October 1 during the Term and ending the following September 30.

2.3.          The prices set forth in this Agreement for plastic Products [**].  Such adjustments shall be made on a proportional basis each calendar quarter during the Term using the change in the applicable resin prices over the preceding three month period.  West shall provide reasonable documentation of such cost changes as requested by BD.

2.4.          Product prices reflected in this Agreement are based upon the Product Specifications (as defined in Section 15.1).  Prices for items sold by West but not

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listed on Exhibit A and Products for which BD requires the Product Specifications to be revised shall be quoted by West at BD’s request.

2.5.          Pricing for Pharm Systems. The prices for Products sold to BD Pharm Systems are subject to the adjustments provided in Section 2.2 and Exhibit C.

2.6.          Pharm Systems PIM to CM Conversion. The categories of Products identified on Exhibit C as “PIM NS High Runners”, “PIM NS Low Runners”, “PIM TC” and “PIM NS (US)” shall collectively be referred to as the “PIM Products”.  [**].  If BD submits a purchase order for the CM tooling to West, then the [**] price change in the FY08 column in Exhibit C for the PIM Products will be reduced to [**] once BD places its first commercial orders for PIM Products manufactured with the new CM tooling; provided, the reduced price shall be [**].  If BD requires production out of a United States or European plant which currently does not produce that particular PIM Product, West will communicate new pricing for BD’s business case evaluation.

2.7.          Pricing for BD San Agustin, Spain. The prices for Products listed in Column C of Exhibit D that are purchased by BD’s San Agustin plant from West’s St. Austell plant shall be [**].

2.8.          New Formula Development. [**].  BD shall use commercially reasonable efforts to accurately forecast its requirements for Products manufactured by West using raw materials sourced from Goodyear to enable West to minimize its inventory of such raw materials, and BD and West shall work together in good faith to coordinate the consumption of the inventory of Goodyear raw materials prior to migrating to the new formulation.

2.9.          Low Cost Manufacturing Site Pricing. [**].  BD and West will negotiate the actual price reduction at the time of implementation based on the mutual agreement between BD and West.

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2.10.        Pre Analytical Systems VMS Sleeves Pricing.  [**]; thereafter, these Products will be subject to annual increases at the rate of [**] of the US PPI Index for the remainder of the Term.  BD shall approve the transfer of the manufacture of [**] and the VMS Sleeve Products shall cease to be counted in any rebate calculation until BD approves the transfer of VMS Sleeve Product manufacturing to that LCMS.

3.             Rebates.

3.1.          Pharm Systems Rebate.  Rebates payable to BD Pharm Systems will be based on the growth of total annual purchase spend with West as set forth in Exhibit F.  Rebates will be separately calculated by each West plant in the currency in which West is paid for the associated Products, then converted to U.S. dollars at the rate of 1 Euro to 1.27 U.S. Dollars.  If a rebate is due pursuant to Exhibit F, West will then aggregate all such rebate amounts and pay the rebate to BD in a single check.

3.2.          On October 15, 2008 and each of the  next four anniversaries of that date, West shall provide BD Pharm Systems with an accounting of the rebate payable to BD Pharm Systems with respect to the applicable purchases of Products during the contract year ending the preceding September 30.  The rebate shall be paid by West to BD by November 15 of each year.

3.3.          Pre Analytical Systems Rebate for VMS Sleeves.  Rebates payable to BD Pre Analytical Systems shall be calculated as set forth in the Exhibit F attached hereto.

3.4.          BD Pre Analytical Systems shall receive quarterly rebate payments by check based upon the amounts paid by BD to West each calendar quarter for VMS Sleeves during FY08 and FY09.

3.5.          For purposes of calculating rebates for Products in a particular contract year, BD shall receive credit for orders placed where West is unable to ship when requested by BD, so long as BD has provided appropriate lead times for delivery, and for

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shipped Products which have been rejected by BD for failure to comply with the Product Specifications; provided, that no credit shall be allowed for the replacement, conforming shipment.  In this event, the Rebate associated with the late-shipped or non-conforming Products shall be included in the Rebate in the following contract year (or if there is no Rebate, paid to BD).

3.6.          [**]

3.7.          By the fifteenth day of each calendar quarter during the Term, West will provide BD with a quarterly and year-to-date report of all shipments of Products covered in this Agreement, indicating the ordered quantity and supplied quantity by West and BD Product numbers, West facilities at which the shipped Products were manufactured, and other relevant particulars.  The reports shall include sales by items and amounts paid in local currency, and shall be sent by West’s Account Manager to BD’s Category Manager

4.     Taxes.  All sales and use taxes, and import and export duties levied by any governmental body relating to this Agreement shall be paid by BD.

5.     Supplier Management Program.  BD has instituted a Supplier Management Program by which it tracks the performance of its suppliers and develops with those suppliers processes designed to improve supplier performance across a set of defined metrics.  West shall participate in the Supplier Management Program and meet with BD stakeholders on a quarterly basis.

6.     Purchase Orders and Forecasts; Site Approval.

6.1.          Firm orders for Product shall be placed by BD in writing or by telephone, provided that all telephonic orders are confirmed in writing promptly thereafter, in Europe to the West sales office appropriate for the BD location, and in the United States to the location designated by West.  All orders shall specify quantities ordered, delivery and shipping instructions and such other information as West may reasonably request in order to allow West to fill the order.  West will notify BD of the current lead times for Products at the parties’ Quarterly

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Business Reviews or otherwise if necessary; BD will schedule the delivery of all Products ordered hereunder in accordance with the most recent lead times provided by West.

6.2.          Forecast.  No later than three (3) calendar months prior to the end of each Contract Year, BD will advise West in writing of its estimated requirements for Products for each Quarter of the next succeeding Contract Year (each such estimate is a “Forecast”).  In addition, BD may, in its sole discretion, update its Forecast no more often than monthly.  Forecasts do not constitute Purchase Orders or commitments to purchase Products.

6.3.          Purchase Orders.  At least thirty (30) days prior to the beginning of each Quarter or calendar month during the Term, a BD Site shall place a Purchase Order for such Quarter or calendar month.  Each Purchase Order shall specify the quantity of Products ordered, the required delivery date and the shipping address.

6.4.          Exceeding the Forecast.  Should BD request West to supply Products in excess of the applicable Forecast, West shall use commercially reasonable efforts to meet BD’s request.  BD Spain and West will develop a program to improve forecasts and deliveries by June 1, 2008; provided that if the program is not developed and implemented by that date, any penalties that have been or could be imposed pursuit to Section 6.5.2 shall be waived for the particular circumstances giving rise to such penalty.

6.5.          Deliveries under Purchase Orders.  West shall satisfy all requirements under each Purchase Order or other document delivered by BD requesting delivery of Products by the date specified therein as confirmed by West (the “Delivery Date”).

6.5.1.       [**]

6.5.2.       [**], and if such Product is one for which, pursuant to Exhibit A, BD must purchase 100% of its requirements from West, then the percentage purchase requirement will be reduced by [**] for each Reduction Event.

6.6.          Form and Conflicts.  A purchase order will be made on such form of Purchase Order or document as BD may specify from time to time in writing; each Purchase Order and any

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acknowledgement thereof, whether printed, stamped, typed or handwritten shall be governed by the terms of this Agreement.  None of the provisions of such Purchase Order or acknowledgment shall apply except for those specifying the Product and quantity ordered, Delivery Dates and any special shipping instructions.

6.7.          Manufacturing Location Change.

6.7.1        In the event that West desires and is able to demonstrate through supporting documents that it should move the manufacturing of any Product to an alternate West plant so as to prevent that Product from becoming noncompetitive, BD shall inspect and will consider the alternate West manufacturing site. The qualification of alternative sites will be considered for approval by BD provided a reasonable business case to BD can be demonstrated.  As part of the business case for approval the parties shall negotiate in good faith any new price and currency of payment due to manufacturing at the new West site recommended by West.

6.7.2        In the event that BD desires and is able to demonstrate through supporting documents that West should move the manufacturing of any Product to an alternate West plant so as to prevent that Product from becoming noncompetitive, West shall consider the alternate West manufacturing site.  The qualification of alternative sites will be considered for approval by West provided a reasonable business case can be demonstrated by BD.  As part of the business case for approval the parties shall negotiate in good faith any new price and currency of payment due to manufacturing at the new West site recommended by BD.

6.7.3        The following minimum notice periods shall be applicable in the event of the proposed manufacturing location change (including without limitation a migration to an LCMS):  (i) [**] years for any Product sold to BD Pharm Systems; (ii) [**] for any West manufacturing location that is not currently supplying any products to BD; (iii) [**] for a BD business unit for the transfer to a West site which is currently manufacturing Products  for another BD business unit; and [**] for transfer of a Product from one West site to another West site currently manufacturing that same Product for that BD business unit.

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7.            Order Cancellations.

Orders within current lead-times are not subject to cancellation, change, reduction in amount or suspension of deliveries, except with West’s consent.  Orders outside of current lead-times are subject to cancellation, change, reduction in amount or suspension of deliveries so long as the raw materials associated with such orders have not been purchased or the manufacturing of the Products in such order has not begun.  West’s failure to deliver as promised or West’s notification to BD of West’s inability to meet agreed-upon lead times will allow BD, in addition to any other rights it may have, the option to cancel the order for that delivery and source that order from an alternate supplier.

8.            Payment Terms.

8.1.  Unless otherwise provided herein, BD shall pay to West the Price for Products (in the currency in which the Price is stated on Exhibit A) of each shipment of Products within thirty (30) days after the applicable Delivery Date.   For the West Plants participating in the consignment program the payment will be made every 2 weeks on the actual consumption. For Products shipped to BD Pharm Systems at Columbus from any West plants in Europe or the United Kingdom, [**].

8.2.    West agrees to work with BD to develop a plan to implement a full e-Connectivity program with BD in a phased manner. [**] to receive purchase orders, scheduling agreements, deliver the advance shipping notes (ASN’s) and invoices and receive e-payment.

9.           [INTENTIONALLY OMITTED]

10.        Delivery; Risk of Loss.  Unless otherwise agreed, all sales of Products manufactured at West plants located in the United States sales are F.O.B. point of manufacture and all sales of Products manufactured at West plants located in Europe and the United Kingdom are DDP with the exception of shipments to BD’s San Agustin and Plymouth plants, which will be F.O.B. point of manufacture.   Shipping dates are estimates only, but West will endeavor to ship by that date based upon prompt receipt from BD of all necessary shipping and other information.  Delivery of 10% more or less than the quantity specified shall

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constitute fulfillment of the order and such order shall be deemed closed.  West reserves the right to make delivery in installments, which shall be separately invoiced and paid for by BD when due per invoice, without regard to subsequent deliveries.

11.          Storage.  If Products are not shipped within 30 days after notification has been made to BD that they are ready for shipping for any reason within BD’s reasonable control, including BD’s failure to give shipping instructions, West may store the Products at BD’s risk and expense in a warehouse or upon West’s premises, and BD will pay all handling, transportation and storage costs at the prevailing commercial rates within thirty (30) days following West’s submission of invoices for such costs. If shipping or progress of the work is delayed or interrupted by BD directly or indirectly, BD will pay West for all resulting additional charges.

12.          Insurance.  Until payment in full of the purchase price, BD shall maintain insurance covering all Products sold by West to BD in such amounts and against such risks as is customary by companies engaged in the same or similar business and similarly located, and shall, upon West’s request, furnish evidence of such insurance satisfactory to West.

13.          Inspection.  Except for Products which BD notifies West are certified, BD will visually examine each shipment upon its arrival at the specified destination in accordance with BD’s standard sampling and other inspection procedures, and will promptly notify West in writing of any shortage, loss or damage apparent under reasonable visual examination.  Failure by BD to notify West within 60 days of such examination will constitute a waiver of all claims for such shortage, loss or damage solely to the extent they are not latent. Claims for loss or damage to Product in transit by common carrier must be made by BD to the carrier and not West.  If defects in excess of those permitted under the associated Product Specifications (including without limitation AQLs) are detected and a joint investigation by BD and West confirms that Products did not conform to their Specifications, then the provisions of Section 15 shall apply.

14.          Unavoidable Delays.  West assumes no responsibility for any loss or damage occurring by reason of delay or inability to deliver caused by fires, strikes, accident, delays of common

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carriers or from any other cause which is unavoidable and beyond West’s reasonable control and without the fault or negligence of West.  Should any of such events occur, West shall give prompt notice to BD of such cause, and shall take whatever commercially reasonable steps are necessary to relieve the effect of such cause as rapidly as possible.  Notwithstanding the foregoing, BD, at its option, may cancel its order with respect to any undelivered goods or extend the delivery date for a period equal to the time lost because of such delay.  If BD elects to so cancel the order, West will be released from all liability for failure to deliver Products subject to the order in question.

15.          Warranties; Remedies and Limitations of Liability.

15.1         Product Warranty.  West represents to BD that as of the date of shipment, the Products shall conform to the specifications mutually agreed to in writing by West and BD (collectively, the “Product Specifications”); provided, that if the parties have not mutually agreed in writing to a specification for a Product, West will not accept a purchase order for said product without a written deviation from BD.  BD acknowledges and agrees that all Products are sold only on the basis that it is the sole responsibility of BD to assure that the Products are fit for the uses and purposes for which BD intends to use them, and are compatible with BD’s particular product and its processing and packaging methods.  THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.  The warranties in this Agreement run solely to BD.

15.2         Remedies of Seller.  West will promptly replace any of the Products shown to be nonconforming to Product Specifications at time of shipment, or at West’s option, provide BD with a credit for their contract price. Products claimed to be nonconforming shall not be returned without West’s prior written approval.  West may request that BD destroy nonconforming Product, such destruction to be

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certified in writing by an authorized representative of BD.  In the event the parties are unable to agree on whether a Product conforming to the applicable Product Specification within thirty (30) days of West receipt from BD of a notice claiming Product nonconformance, the matter shall be submitted to an independent third party laboratory for its determination which will be binding upon the parties.  The cost charged by the third party laboratory will be for the account of West if the Products in dispute are found to be nonconforming and to BD if the Products in dispute are found to conform to the Product Specifications.  EXCEPT AS PROVIDED IN SECTION 15.3, THE PROVISIONS OF THIS SECTION 15 SET FORTH BD’S EXCLUSIVE REMEDY AND WEST’S SOLE LIABILITY WITH RESPECT TO ANY CLAIM RELATING TO PRODUCT DEFECT OR NONCONFORMANCE, WHETHER TORT OR IN CONTRACT AND IN NO EVENT SHALL WEST BE LIABLE FOR ANY OTHER FURTHER DAMAGE, COST, EXPENSE OR LIABILITY OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, INCLUDING WITHOUT LIMITATION ANY INCIDENTAL, PUNITIVE, EXEMPLARY, OR CONSEQUENTIAL DAMAGES.  IN NO EVENT SHALL BD BE LIABLE HEREUNDER FOR ANY INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES EXCEPT FOR LOST PROFITS FOR PRODUCTS ORDERED WHICH ARE WITHIN THE APPLICABLE LEAD TIME WINDOW STARTING AS OF THE DATE OF TERMINATION OF THE AGREEMENT.

15.3         Notwithstanding anything contained in Section 15.2 to the contrary, the foregoing limitation of remedy shall solely apply as between the parties hereto, and shall not limit West’s liability to third parties for claims alleged or brought directly against West or claims alleged or brought against BD where BD timely joins West as a third party defendant (or where claims have only been alleged, where BD requests that West participate in settlement discussions), to the extent of West’s liability to such third party. Nothing contained in this Agreement shall be construed, and the absence herein of any express indemnification of BD by West shall not be construed, as a waiver, either express or implied, by BD of or as a limitation on the

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right of BD to pursue any common law right to indemnity or contribution from West.

15.4         West represents and warrants that it owns or has valid rights to use all of the intellectual property rights or other proprietary rights which are used, employed or embodied in the manufacture of the Products, and that the Products do not infringe upon any patent or other proprietary right of any third party, except to the extent of any BD-supplied intellectual property or other proprietary rights.

16.        Drawings and Tooling.

16.1         All West specifications, drawings, designs, data, information, ideas, methods, patterns, and/or inventions made, conceived or developed without BD Confidential Information will vest in and inure to West’s sole benefit notwithstanding any charges therefore which may have been or may be imposed by West.

16.2         All BD specifications, drawings, design, data, information, ideas, methods, patterns, and/or inventions made, conceived or developed without West Confidential Information will vest in and inure to BD’s sole benefit.

16.3         Continuous Improvement - Specification Changes: BD continually reviews new technologies and materials to meet changing customer needs, government/regulatory requirements, improve efficiencies and/or quality.   Such reviews may result in the development of new products which could obviate BD’s need for an existing Product. In the event that BD develops such new products and provided that BD is not precluded from doing so due to issues of confidentiality (either imposed by third party or due to competitive issues with West) then BD shall include West in its list of possible suppliers and to consider, in good faith, proposals presented by West with regard to such new BD products.

16.4         Maintenance for and the assessment of the tooling (including molds and dies) used by West to manufacture Products hereunder shall be managed as follows:

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16.4.1      New and Replacement Tools.  The manufacture of new tools and replacement tools manufactured by West shall be the subject matter of separate written development agreements signed by both parties.  [**].  In addition, West will perform a Mold Condition Review (“MCR”) on new and replacement tools [**] during the useful life of the tooling; provided, however, for molds older than two years such review shall be performed [**].

16.4.2      Existing Tools.  West shall perform an MCR on tools that are in existence as of the date of this Agreement that are used by West to manufacture Products hereunder on a [**].  BD shall be liable for the expense of any maintenance and/or repairs to the tooling.  When appropriate, West shall provide BD with a proposed development agreement to address the manufacture of replacement tooling for those tools that warrant replacement.

16.4.3      Annual Tooling Meeting.  BD and West shall meet annually to review the condition of the existing tooling, any new and replacement tooling being manufactured, and expected tooling requirements for the ensuing year.  In connection with the annual tooling meetings and in no event later than the end of the first quarter of each Contract Year, West shall provide an estimate of any replacement tooling requirements (in U.S. Dollars) by Product, for each BD manufacturing location purchasing Products pursuant to this Agreement.

16.4.4      Tooling Quotes.  West will provide BD with a percentage breakdown of the component costs of any tooling quotations in all applicable development agreements.

16.5         Injection molding tooling (including molds and dies) for plastic Products designed or fabricated by West on or after the Effective Date that are paid for by BD will be owned and returned to BD upon request. All other tooling designed or fabricated by

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West shall be owned by BD (once paid in full) but shall not be provided to BD under any circumstances.  Tooling supplied by BD will be returned to BD upon BD’s request and will be shipped F.O.B. West’s plant and subject to normal packing charge.  Tooling which has not been used for a period of [**] in the manufacture of Products is deemed to be inactive.  West shall only impose its tooling storage fee of [**] per tool per year if BD notifies West that it is discontinuing the use of a tool but [**] or more will be subject to unilateral disposition by West.  If BD requests that Products be manufactured using an inactive tool, that inactive tool must first be inspected and revalidated; the inspection and revalidation shall be performed at West’s then-current rates. All expenses associated with maintaining and using inactive tooling beyond routine maintenance costs shall be borne by BD.

17.                         Term and Termination; Survival.

17.1         This Agreement will commence on October 1, 2007 and, unless terminated earlier as provided herein, will continue in effect until September 30, 2012 (the “Term”).

17.2         In addition to any other rights or remedies it may have, either party has the right to terminate this Agreement upon a material breach by the other party upon 45 days’ written notice if such breach is not cured within such 45-day period. Such written notice will specify in reasonable detail the material breach and the basis upon which the Agreement is to be terminated.   If by its nature, such breach cannot be cured within such 45-day period, and the breaching party is proceeding diligently to effect a cure of such breach, then this Agreement may not be terminated for an additional 30 days or until such time as the breaching party ceases to effect a cure, whichever is shorter.

17.3         This Agreement may be terminated by either party on immediate written notice in the event that the other party (i)(A) institutes any proceeding or files a petition commencing a voluntary case for the relief of debtors, or seeking liquidation, dissolution, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency,

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reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any party hereto or for any substantial part of its property, (B) shall admit in writing its inability to pay its debts generally, (C) shall make a general assignment for the benefit of creditors, or (D) shall take any action to authorize or effect any of the actions set forth above in this subsection; or (ii) becomes the subject of any proceeding seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for the parties hereto or any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period for a period of sixty (60) days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur.

17.4         Sections 15, 16, 20, 26.2 and 26.3 hereof and BD’s payment obligations, if any, existing at the time of termination, shall survive termination and continue until complete satisfaction of the rights and obligations of the parties thereunder.

18.                         Compliance with Laws.

West shall comply with all applicable state, federal and foreign laws and regulations regarding the manufacture and delivery of Product, including but not limited to the US Food, Drug and Cosmetic Act.

19.                         Manufacturing Regulatory Matters.

19.1         West shall maintain all applicable regulatory and governmental permits, licenses and approvals required to manufacture and ship Products to BD.

19.2         West will be responsible for any reporting of matters regarding the manufacture of Products to the US Food and Drug Administration (“FDA”) and other relevant

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regulatory authorities, in accordance with applicable laws and regulations.  West shall within two (2) business days (unless applicable regulations or law require more expedient notification) notify BD of any such matter and promptly furnish complete copies of such reports to BD.  West shall also advise BD of any occurrence or information that arises out of West’s manufacturing activities, whether or not occurring with Products, which has adverse regulatory compliance and/or reporting consequences concerning Products.

19.3         West shall be responsible for handling and responding to any appropriate governmental agency inspections with respect to Products during the Term.  West shall provide to BD any information reasonably requested by BD in connection with any governmental inspection related to Products.  West shall within two (2) business days (unless applicable regulations or law require more expedient notification) advise BD of any requests by any governmental agency for such inspections with respect to Products.

19.4         In the event West is inspected by the FDA, or any similar or health authority, West shall promptly notify BD of any alleged violations or deficiencies relating to the manufacturing facility at which Products are manufactured, packaged or stored, and shall promptly disclose to BD all relevant portions of any notice of observations or potential violations (e.g. FDA Form-483) as well as a copy of West’s response thereto.

19.5         West certifies it has not and will not use in any capacity the services of any person, including any firm or individual, debarred or subject to debarment under the Generic Drug Enforcement Act of 1992, amending the Food Drug and Cosmetic Act at 21 USC 335a.  West agrees to notify BD immediately in the event any person providing services to West under the scope of the work of this Agreement is debarred or becomes subject to debarment.  West further certifies that it: (i) is not currently excluded, debarred, or otherwise ineligible to participate in the federal health care programs as defined in 42 U.S.C. § 1320a-7b(f) (the “Federal Health Care Programs”) or generally from federal procurement and non-procurement

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programs; (ii) is not convicted of a criminal offense related to the provision of health care items or services but not yet excluded, debarred, or otherwise declared ineligible to participate in the Federal Health Care Programs, or generally from federal procurement and non-procurement programs; and (iii) is not under investigation or otherwise aware of any circumstances which may result in such exclusion from participation in the Federal Health Care Programs, or generally from federal procurement and non-procurement programs.

19.6         For the limited purpose of permitting a quality and compliance audit, West shall grant to authorized quality control representatives of BD (or a third party hired on behalf of BD who is reasonably acceptable to West), upon reasonable notice and during normal business hours, access to areas of West’s plants where, and at such times as, Products are being manufactured and tested for BD.  BD shall provide West at least thirty 30 calendar days notice in writing of its desire to have such access.  West shall promptly respond to BD’s request and the parties shall agree on the time of the audit.  West shall respond in writing to BD regarding any items of noncompliance identified by BD during such audits within 20 working days of BD’s notice thereof.  Further, West shall use its best efforts to remedy any mutually agreed to items of noncompliance promptly after notice thereof.

19.7         BD shall have the right, subject to prior advance notice of at least seven working days, and during normal business hours, to examine those technical records made by West that only relate to Products and not to West operations generally.

19.8         To the extent Products or their particular manufacture is the specific subject, West shall notify BD, within two business days of receiving notice of the same, of any and all inspections of any West plant by the FDA or other regulatory body.

19.9.1      In the event West should become aware of information that may require a recall, product withdrawal or field correction (a “Field Action”) arising from any defect in any Products provided under this Agreement, West shall immediately notify BD in writing.  In the event that BD institutes a Field Action based on product safety and

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efficacy with respect to any of its products due to any non-conformance of any Products to their Product Specifications, BD will immediately notify West and West will fully cooperate with BD; provided, that to the extent reasonably practical, BD shall give such notice to West prior to BD’s initiation of the Field Action.  BD shall be entitled to control any such Field Action.  West shall not act to initiate a Field Action with respect to Products supplied pursuant to this Agreement except as may be required by law or court order.

19.9.2      If any Field Action is initiated by BD based on product safety and efficacy with respect to any of its products because of a non-conformance of any Products to the applicable Product Specifications, then West shall (a) credit to BD the price paid by BD to West for such Products; and (b) reimburse BD for reasonable out-of-pocket costs actually paid by BD to third parties for transportation and destruction of the recalled products and for reasonable out-of-pocket communications expenses (exclusive of mass media expenses) associated with such Field Action.  Notwithstanding the foregoing, West’s liability under this Section shall not exceed [**] per Contract Year.

19.9.3      If any Field Action is initiated and Section 19.9.2 does not apply, the costs of such Field Action, including the costs of West’s work in process affected by the recall, shall be borne by BD.  If there are multiple causes of a Field Action, including those set forth in Section 19.9.2, the parties shall agree in good faith on an appropriate allocation of the costs in a manner consistent with this Section 19.9.3.

20.                               Confidentiality.

Any Confidential Information provided by one party to the other party in connection with this Agreement shall be subject to the terms of the Confidentiality Agreement, dated July 5, 1995, by and between West and BD.  The term “Confidential Information” shall have the same meaning as set forth in the July 5, 1995 Confidentiality Agreement, a copy of which is attached hereto as Exhibit “H”.  Any other agreements or any modification to the July 5, 1995 Confidentiality Agreement, if any, that (i) was agreed to by the parties prior to the

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Effective Date of this Agreement and (ii) would relate to the exchange of Confidential Information in connection with this Agreement, shall not be applicable to the exchange of Confidential Information under this Agreement.

21.                               Quality Improvements.  West and BD will participate in a quality improvement program.  This program may address improvements to current Product Specifications (including reduced AQL levels).  Each party will appoint appropriate staff members to a joint quality improvement team, which will then collectively prepare a quality improvement plan.  The quality improvement team will meet on a quarterly basis to review the parties’ progress and establish goals, the team’s direction, and applicable timetables.  Notwithstanding the foregoing, West shall not be obligated to incur expenses associated with its participation in the joint quality improvement team that would cause it to materially exceed its current budget for similar activities unless and until the parties resolve the apportionment of the incremental expenses.

22.                               Service Levels.  West and BD will participate in a service level improvement program.  This program may address improvements to on time delivery of Products, reduced lead times, and BD inventory reduction.  Each party will appoint appropriate staff members to a joint service level improvement team, which will then collectively prepare a service level improvement plan.  The service level improvement team will meet on a quarterly basis to review the parties’ progress and establish goals, the team’s direction, and applicable timetables.  Notwithstanding the foregoing, West shall not be obligated to incur expenses associated with its participation in the joint service level improvement team that would cause it to materially exceed its current budget for similar activities unless and until the parties resolve the apportionment of the incremental expenses.

23.                               Technical Reviews.  West shall periodically (but no less than once each year) coordinate and sponsor a joint technical review which will examine, without limitation, technical advances made by West that may directly or indirectly benefit BD.

24.                               Change Management.  West shall conform to its Policy on Customer Notification of Process/Materials Changes, a copy of which is attached hereto as Exhibit G, except to the

19

extent of any contrary provisions in this Agreement.  Upon receipt of any notification from a raw material or component supplier of any discontinuation of such raw material or component, West [**].  BD and West anticipate entering into further negotiations regarding change management following the Effective Date, and may elect to revise certain change management procedures by amendment hereto.

25.                               Pandemic Preparedness.  West shall prepare a documented pandemic plan and will review said plan with BD.  West’s pandemic plan shall address issues relating to West’s personnel, operations (including sub-suppliers), and Product manufacturing in case a pandemic arises.

26.                               Miscellaneous.

26.1         Conflicting Documents.  To the extent that any purchase orders, invoices, sales receipts, shipping documents, forms, billing documents or other similar documents issued in connection with the sale of Product by West to BD contain terms or conditions which are in conflict with, or derogate from this Agreement, they shall be null and void and the terms of this Agreement shall control.

26.2         Assignment.  Neither this Agreement nor any of the rights hereunder may be assigned by either party hereto except with the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.  Any attempt to assign any of the rights, duties or obligations contained herein without the requisite consent shall be void. In the event of an assignment by either party, that party’s assignee must assume all of the duties and obligations imposed upon that party hereunder.

26.3         Notices.  All  notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be hand-delivered by messenger or courier service, including overnight delivery (such couriered notice to be effective on the date of delivery), sent by telecopy communication (such telecopy communication to be effective on the date transmitted) provided a copy is

20

sent by courier or certified mail within one (1) day thereafter, or mailed by registered or certified mail, postage prepaid, return receipt requested (such mailed notice to be effective on the date such receipt is acknowledged), and addressed to:

If to BD:

Becton, Dickinson and Company

1 Becton Drive

Franklin Lakes, New Jersey 07417

Telecopy Number – (201) 847-4870

Attention:  Category Manager

with a copy to:

Becton, Dickinson and Company

1 Becton Drive

Franklin Lakes, New Jersey 07417

Telecopy Number – (201) 848-9228

Attention:  General Counsel

If to West:

West Pharmaceutical Services, Inc.

101 Gordon Drive

Lionville, Pennsylvania  19341

Telecopy Number – (610) 594-2997

Attention:  Vice President – Sales

with copy to:

West Pharmaceutical Services, Inc.

101 Gordon Drive

Lionville, Pennsylvania  19341

Telecopy Number – (610) 594-3013

Attention:  General Counsel

or to such other place and with such copies as either party may designate by written notice to the other party in the manner prescribed above.

26.4         Applicable Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of New Jersey, regardless of the laws governing the principles of conflicts of laws applicable thereto.

21

26.5         Severability.  If any term or provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof, and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

26.6         Entire Agreement; Amendments; Waiver.  This Agreement and the Exhibits attached hereto, which are incorporated herein by reference, constitute the entire agreement between the parties concerning the subject matter contained in this Agreement and supersedes all written or oral prior agreements or understandings with respect thereto.  No course of dealing, usage of trade or course of performance will be relevant to explain or supplement any of these terms and conditions.  No variation or modification of any of the terms or exhibits of this Agreement or any waiver of the terms of provisions hereof shall be valid unless in writing and signed by an authorized representative of each party.  Failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of such rights nor shall a waiver by a party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

26.7         Announcement Review.  Each party will provide to the other party for prior review and comment any proposed announcement (whether for internal or external distribution) concerning this Agreement.  The parties agree that any such announcement shall not contain confidential information of the other party and, if disclosure of confidential information is required by law or regulation, shall make reasonable efforts to minimize such disclosure.  Each party shall have the right to expeditiously review and recommend changes to any announcement regarding this Agreement or the subject matter of this Agreement.  Except as otherwise required by law, the party whose public announcement has been reviewed shall remove or revise any information the reviewing party reasonably deems to be inappropriate for disclosure.

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26.8         Independent Contractor Status.  The relationship of West and BD established by this Agreement is that of independent contractors.  Nothing contained in this Agreement shall be construed to constitute West or BD as a partner, agent or joint venturer with the other party or as a participant in a joint or common undertaking with the other  party.

26.9         Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but together shall constitute a single Agreement.

26.10       Headings.  The paragraph headings herein are for convenience only and shall not affect the meaning or interpretation of this Agreement.

26.11       Subcontractors.  West shall not subcontract any obligation under this Agreement without BD’s prior written consent.  West agrees to assume responsibility for BD approved subcontractors’ with and breach of the terms and conditions of this Agreement as if the subcontractors’ acts and omissions were West’s own.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Agreement.

BECTON, DICKINSON AND COMPANY		WEST PHARMACEUTICAL SERVICES, INC.

By:	/s/ John R. Considine	By:	/s/ Steven A. Ellers

Name: John R. Considine Title: Sr. Executive VP and CFO		Steven A. Ellers Chief Operating Officer

23

Exhibit A

PRODUCTS AND PRODUCT PRICING

Exhibit A

EXHIBIT A PRODUCTS PRODUCT PRICING BD - EUROPE PRICE SCHEDULE Effective 10/1/07 thru 9/30/08

				QUANTITY BREAKS AND PRICING								% OF BD’S
BD	WPS		CUSTOMER	(Effective 10/1/07 thru 9/30/08)								ANNUAL REQMT.	Lead Time	SHIP TO
ITEM #	ITEM #	ITEM DESCRIPTION	#	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	(SECTION 1.2)	(Weeks)	CITY
470223030RPDC /PS1-3ML	70014950	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.S.A
47007503/PS1-3ML	70000887	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
470223030RPDC/PS1-3ML	70000889	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
4700414RPDCJPS1-3ML	70000893	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47007303/PS13ML	70000897	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47104803/PS13ML	70004157	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47106003/10520 PS	70004254	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47106103/10520PS	70004255	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47170203/10520PS	70009403	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
8000265/PS1-3ML	70012401	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
12983/PS1/3ML	70012439	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
470070RPDC/PS1-3ML	70012700	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47238803/PS1-3ML	70013472	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471456030RPDC/PS1-3ML	70013611	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47240103/PS1-3ML	70017459	[**]	44011	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471564RPDC/PS1DML	70005420	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
472234RPDC/PS1DML	70008999	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
470088RPDC/PS10ML	70012624	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47240303/PS10ML	70013651	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47118303/READYFILLPS1ML	70001075	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
471183030RPDC/READYFILLPS1ML	70013142	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
471503R/PS0,5ML	70014949	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.S.A
470095RPDC/PS0,5ML	70001607	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47150303/10505PS	70007820	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.S.A.
471571RPDC/PS0,5ML	70012619	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
470094RPDC/PS0,5ML	70012622	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471503R/PS0.5ML	70012639	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47239403/PS0,5ML	70013292	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47239003/PS0,5ML	70013293	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47250303/PS0,5ML	70014439	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
8081912/PS0,5ML	70016461	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
R04104030PDC/SEAL RING	70004334	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47099003/PS20ML	70003029	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471604RPDC/PS20ML	70011173	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471569RPDC/PS20ML	70012684	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
470085 RPDC/PS1MLL	70013929	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.SA.
470731030RPDC/PS1MLL	70001585	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47029503/PSIMLL	70001587	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47006503/PS1ML	70001601	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47131603/11510PS	70006809	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471863RPDC/PS1ML	70011604	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471435030R/PS1MLL	70012620	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471629RPDC/PS1MLL	70012650	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47239303/PS1MLL	70013021	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47240003/PS1MLL	70013023	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471022030R/PS1MLL	70013302	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
470065RPDC/PS1MLL	70013303	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47239203/PS1MLL	70013397	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471316030RPDC/PS1MLL	70014002	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47250203/PS1MLL	70014321	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
8081846/PS1MLL	70006460	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
R06093030PDC/READYFILLPS1ML	70007251	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47187503/READYFILLPS1ML	70072569	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
R06016030PDC/READYFLL3/5ML	70003442	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47187703/READYFS3/ML	70012869	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47118403/READY FILL PS	70003443	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France

EXHIBIT A PRODUCTS PRODUCT PRICING BD - EUROPE PRICE SCHEDULE Effective 10/1/07 thru 9/30/08

				QUANTITY BREAKS AND PRICING								% OF BD’S
BD	WPS		CUSTOMER	(Effective 10/1/07 thru 9/30/08)								ANNUAL REQMT.	Lead Time	SHIP TO
ITEM #	ITEM #	ITEM DESCRIPTION	#	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	(SECTION 1.2)	(Weeks)	CITY
471184030RPDC/PS3/5ML	70012671	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471521R/PS1MLL	70014500	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Columbus, U.S.A
471521R/PS1MLL	70012592	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47239103/PS1MLL	70012830	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471523RPDC/PS5ML	70015109	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Columbus, U.S.A
47152303/PS5ML	70006163	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47240203/PS5ML	70013311	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471523RPDC/PS5ML	70014030	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
8002034/2ML	70014952	[**]	40044	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	12.0	Columbus, U.S.A
47154503/PS1-3ML	70006791	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
8002034/PS1/3ML	70012402	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
47238503/PS1-3ML	70013024	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
47239503/PS1-3ML	70013312	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
47135503/PS10ML	70005113	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471520R/PS1MLL	70008193	[**]	40044	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	10.0	Columbus, U.S.A
471738RPDC/5ML	70014539	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.S.A
471742RPDC/PS5ML	70016321	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.S.A
8016365/PS5ML	70017199	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.S.A
471738RPDC/PS5ML	70009859	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47174203/PS5ML	70010469	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471754RPDC/PS5ML	70010470	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471742RPDC/PS5ML	70012529	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47239603/PS5ML	70012899	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
8018355/PS5ML	70013560	[**]	44001	—	[**]	[**]	[**]	[**]	[**]	[**]	[**]	#N/A	8.0	Le Pont De Claix, France
47100303/MONOVIAL 22ML	70001597	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
47186003/POWD.STOP	70011398	[**]	44001	—	[**]	—	€—	—	[**]	—	€—	#N/A	12.0	Le Pont De Claix, France
47100603	70000070	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47135703/LYO	70004997	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
470821030R/NS25GA5/8IN	70001598	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47240503/NS25G5/8	70012950	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
8083754	70017581	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
13066	70000899	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47180703RPDC/NS25G1/2	70011325	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
470925030R/NSG25G1	70003588	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
8083755	70017562	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471436030RPDC/RTC	70004039	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	40.0	Le Pont De Claix, France
8012716/RITC	70004040	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	40.0	Le Pont De Claix, France
471437030RPDC/RTC	70004042	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	40.0	Le Pont De Claix, France
471438030RPDC/RI TIP CAP	70005382	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	40.0	Le Pont De Claix, France
47231903RPDC/RTC	70010672	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	40.0	Le Pont De Claix, France
8012727/RITC	70012822	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	40.0	Le Pont De Claix, France
13006/NS25/27GA1/2IN	70012669	[**]	44044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.S.A
8001673/NS 27GA 1/2N	70016859	[**]	44044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.S.A
47138803/NS25G1/2	70005247	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
13008/NS25GA1/2	70009319	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47288503	70017553	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471180030RPDC/RTC	70004021	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471525RPDC/RTC	70004057	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471262030RPDC/RTC	70005144	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
4711[ILLEGIBLE]0030RPDC/RTC	70008190	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47242603/RTC	70012881	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47242403/RTC	70013130	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
8002351/NSJ25G1/2	70012351	[**]	44044	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Columbus, U.S.A
8002350/NS25GA1/2IN	70012621	[**]	44044	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Columbus, U.S.A
8002350/NSJ25GA1/2	70005139	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
471451030RPDC/NSJ25G1/2	70007570	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France

EXHIBIT A PRODUCTS PRODUCT PRICING BD - EUROPE PRICE SCHEDULE Effective 10/1/07 thru 9/30/08

				QUANTITY BREAKS AND PRICING								% OF BD’S
BD	WPS		CUSTOMER	(Effective 10/1/07 thru 9/30/08)								ANNUAL REQMT.	Lead Time	SHIP TO
ITEM #	ITEM #	ITEM DESCRIPTION	#	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	(SECTION 1.2)	(Weeks)	CITY
8002361/NSJ25G1/2	70007690	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
471878020RPDC/NSJ25G1/2	70012722	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
8083753	70017552	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
8083752	70017559	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
47135803/NS27G1/2	70004344	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47238703/NS27G1/2	70004728	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47135903/NS27G1/2	70005158	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47250103/NS27G1/2	70014322	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47287803/NS27G1/2	70018669	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471408030RPDC/ACCUSPRAY	70005384	[**]	40044	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	10.0	Columbus, U.S.A
	70005384	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	10.0	Columbus, U.S.A
	70007087	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471718RPDC/CTC3	70010480	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
8012261/CTC-RTU	70014109	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47216103/EZGRIPTIPCAP	70008069	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
472246RPDC/EZGT	70006879	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
472247RPDC/EZGTC RTU	70009250	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
472246RPDC/EZGT-WYETH	70016980	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
TIPCAP4406/13455	70004300	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.S.A
47009703/10420TC	70001631	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47009803/10420TC	70001632	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47010203/10420TC	70001633	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47104903/10420TC	70001634	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
	70006810	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47170503/TC	70009408	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47242703/10420TC	70013900	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47242503/TC	70017338	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
330002HEI	10144482	[**]	11025	[**]	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Holdolberg, Germany
320020HEI	59203477	[**]	11025	[**]	[**]	—	€—	—	€—	—	€—	100%	10.0	Holdolberg, Germany
320000HEI	59210653	[**]	11025	[**]	[**]	—	€—	—	€—	—	€—	100%	10.0	Holdolberg, Germany
330000HEI	59211122	[**]	11025	[**]	[**]	—	€—	—	€—	—	€—	100%	8.0	Holdolberg, Germany
330001HEI	59211123	[**]	11025	[**]	[**]	—	€—	—	€—	—	€—	100%	8.0	Holdolberg, Germany
320006HEI	59213681	[**]	11025	[**]	[**]	—	€—	—	€—	—	€—	100%	10.0	Holdolberg, Germany
	70005227	[**]	11025	[**]	[**]	—	—	—	€—	—	€—	100%	12.0	Holdolberg, Germany
320005HEI	70010189	[**]	11025	[**]	[**]	[**]	[**]	—	€—	—	€—	100%	12.0	Holdolberg, Germany
11025	70018269	[**]	11025	[**]	[**]	[**]	€ [**]	—	€—	—	€—	100%	10.0	Holdolberg, Germany
10901OSTA	70008648	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	10.0	Madrid, Spain
5614250STA STOPPER 50 ML PERF	70012969	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
50ML CT/LS 2637	70012979	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
58136160STA STOPPER 50ML LL PP	70012993	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
58139150STA STOPPER 30 ML	70012994	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
58138150STA STOPPER 20 ML	70012995	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
50137150STA PISTON 10 ML	70012996	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
50135150STA PISTON 5 ML	70012997	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
50134150STA PISTON 2 ML	70012998	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
50133150STA PISTON 1 ML	70012999	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
5814350STA STOPPER 100ML PERF	70013000	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain

EXHIBIT A PRODUCTS PRODUCT PRICING BD - EUROPE PRICE SCHEDULE Effective 10/1/07 thru 9/30/08

				QUANTITY BREAKS AND PRICING								% OF BD’S
BD	WPS		CUSTOMER	(Effective 10/1/07 thru 9/30/08)								ANNUAL REQMT.	Lead Time	SHIP TO
ITEM #	ITEM#	ITEM DESCRIPTION	#	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	(SECTION 1.2)	(Waoka)	CITY
470223030RPDC /PS1-3ML	70014950	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.S.A
47007503/PS1-3ML	70000887	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
470223030RPDC/P81-3ML	70000889	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
470066RPDC/PS1-3ML	70000893	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47007303/PS1-3ML	70000897	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47104903/PS1-3ML	70004157	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47106003/10820 PS	70004254	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47108103/10520PS	70004255	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47170203/10520PS	70009403	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
8000265/PS1-3ML	70012401	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
12983/PS1/3ML	70012439	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
470070RPDC/PS1-3ML	70012700	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47238603/PS1-3ML	70013472	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471456030RPDC/PS1-3ML	70013611	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47240103/PS1-3ML	70017469	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471564RPDC/PS10ML	70005420	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
472234RPDC/PS10ML	70008999	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
470098RPDC/PS10ML	70012624	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47240303/PS10ML	70013651	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47118303/READYFILLPS1ML	70001075	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
471183033RPDC/READYFILLPS1ML	70013142	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
471503R/PS0,6ML	70014949	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.S.A
470095RPDC/PS0,5ML	70001607	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47150303/10505PS	70007820	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.S.A.
471571RPDC/PS0,5ML	70012619	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
470094RPDC/PS0,5ML	70012622	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471503R/PS0.5ML	70012639	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47239403/PS0.5ML	70013292	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47239003/PS0.5ML	70013293	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47250303/PS0,5ML	70014439	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
6081912/PS0.5ML	70016461	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
R04104030PDC/SEAL RING	70004334	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47099003/PS20ML	70003029	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471604RPDC/PS20ML	70011173	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471569RPDC/PS20ML	70012684	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
470085 RPDC/PS1MLL	70013929	[**]	40044	—	[**]	—		—	€—	—	€—	#N/A	8.0	Columbus, U.SA.
470731030RPDC/PS1MLL	70001585	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47029603/PS1MLL	70001587	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47006503/PS1ML	70001601	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47131603/11510PS	70006909	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471863RPDC/PS1ML	70011604	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471435030R/PS1MLL	70012620	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471629RPDC/PS1MLL	70012650	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47239303/PS1MLL	70013021	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47240003/PS1MLL	70013023	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471022030R/PS1MLL	70013302	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
470065RPDC/PS1MLL	70013303	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47239203/PS1MLL	70013397	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471316030RPDC/PS1MLL	70014002	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47250203/PS1MLL	70014321	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
8081646/PS1MLL	70016460	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
R0609030PDC/READYFILLPS1ML	70007251	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47187503/READYFILLPS1ML	70012569	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
R06016030PDC/READYFLL3/5ML	70003442	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47187703/READYFS3/5ML.	70012869	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47116403/READY FILL PS	70003443	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France

EXHIBIT A PRODUCTS PRODUCT PRICING BD - EUROPE PRICE SCHEDULE Effective 10/1/07 thru 9/30/08

BD ITEM #	WPS ITEM #	ITEM DESCRIPTION	CUSTOMER #	QUANTITY BREAKS AND PRICING								% OF BD’S ANNUAL REQMT. (SECTION 1.2)	Lead Time (Weeks)	SHIP TO CITY
				(Effective 10/1/07 thru 9/30/08)
				QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M
471184030RPDC/PS3/5ML	70012671	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471521R/PS1MLL	70014500	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Columbus, U.S.A
471521R/PS1MLL	70012682	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47239103/PS1MLL	70012830	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471523RPDC/PS5ML	70015109	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Columbus, U.S.A
47152303/PS5ML	70006163	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47240203/PS5ML	70013311	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471523RPDC/PS5ML	70014030	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
8002034/2ML	70014952	[**]	40044	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	12.0	Columbus, U.S.A
47154503/PS1-3ML	70006791	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
8002034/PS1/3ML	70012402	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
47238503/PS1-3ML	70013024	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
47239503/PS1-3ML	70013312	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
47135503/PS10ML	70005113	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471520R/PS1MLL	70008193	[**]	40044	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	10.0	Columbus, U.S.A
471738RPDC/5ML	70014539	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.S.A
471742RPDC/PS5ML	70016321	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.S.A
8016355/PS5ML	70017199	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.S.A
471738RPDC/PS5ML	70008859	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47174203/PS5ML	70010469	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471754RPDC/PS5ML	70010470	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471742RPDC/PS5ML	70012629	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47239603/PS5ML	70012898	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
8016355/PS5ML	70013560	[**]	44001	—	[**]	[**]	[**]	[**]	[**]	[**]	[**]	#N/A	8.0	Le Pont De Claix, France
47100303/MONOVIAL22ML	70001597	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
47186003/POWD.STOP	70011390	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
47100603	70000070	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47135703/LYO	70004997	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
470821030R/NS25GA5/8IN	70001596	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47240503/NS25G5/S	70012950	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
8083754	70017561	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
13066	70000899	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47180703RPDC/NS25GA5/8IN	70011325	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
470925030R/NSG25G1	70003558	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
8083755	70017562	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471436030RPDC/RTC	70004039	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	40.0	Le Pont De Claix, France
8012716/RTC	70004040	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	40.0	Le Pont De Claix, France
471451030RPDC/RTC	70004042	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	40.0	Le Pont De Claix, France
471438030RPDC/RITIPCAP	70005382	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	40.0	Le Pont De Claix, France
47231903RPDC/RTC	70010672	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	40.0	Le Pont De Claix, France
8012727/RITC	70012822	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	40.0	Le Pont De Claix, France
13006/NS25/27GA1/2N	70012669	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.SA.
8001673/NS27GA1/2	70016859	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.SA.
47138803/NS25G1/2	70005247	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
13006/NS25G1/2	70008310	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47288503	70017553	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471180030RPDC/RTC	70004021	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471525RPDC/RTC	70004057	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471262030RPDC/RTC	70005144	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
471180030RPDC/RTC	70008190	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47242603/RTC	70012881	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47242403/RTC	70013130	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
8002351/NSJ25G1/2	70012351	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Columbus, U.SA.
8002350/N25GA1/2N	70012621	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Columbus, U.SA.
8002350/NSJ25GA1/2	70005139	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
47145103RPDC/NSJ25G1/2	70007570	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France

EXHIBIT A PRODUCTS PRODUCT PRICING BD - EUROPE PRICE SCHEDULE Effective 10/11/07 thru 9/30/08

BD ITEM#	WPS ITEM#	ITEM DESCRIPTION	CUSTOMER #	QUANTITY BREAKS AND PRICING								% OF BD’S ANNUAL REQMT. (SECTION 1.2)	Lead Time (Weeks)	SHIP TO CITY
				(Effective 10/1/07 thru 9/30/08)
				QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M
9002351/NSJ25G1/2	70007690	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
471878020RPDC/NSJ25G1/2	70012722	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
8083753	70017552	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
8083752	70017550	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
47135803/NS27G1/2	70004344	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47238703/NS27G1/2	70004728	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47135903/NS27G1/2	70005158	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47260103/NS27G1/2	70014322	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47287803/NS27G1/2	70015669	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471408030RPDC/ACCUSPRAY	70005384	[**]	40044	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	10.0	Columbus, U.S.A
	70005384	[**]	44001	—	[**]	[**]	[**]	—	€—	—	€—	#N/A	10.0	Columbus, U.S.A
	70007087	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
471718RPDC/CTC3	70010480	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
8012281/CTC—RTU	70014109	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	10.0	Le Pont De Claix, France
47216103/EZGRIP TIPCAP	70008069	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
472246RPDC/EZGT	70008979	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
472247RPDC/EZGTC RTU	70009260	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
472248RPDC/EZGT—WYETH	70016980	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Le Pont De Claix, France
TIPCAP4405/13455	70004300	[**]	40044	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Columbus, U.S.A
47009703/10420TC	70001631	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47009903/10420TC	70001632	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47010203/10420TC	70001633	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47104903/10420TC	70001634	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
	70006910	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47170503/TC	70009408	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47242703/10420TC	70013900	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
47242503/TC	70017338	[**]	44001	—	[**]	—	€—	—	€—	—	€—	#N/A	8.0	Le Pont De Claix, France
330002HEI	10144482	[**]	11025	[**]	[**]	—	€—	—	€—	—	€—	#N/A	16.0	Heldelberg, Germany
330020HEI	50203477	[**]	11025	[**]	[**]	—	€—	—	€—	—	€—	100%	10.0	Heldelberg, Germany
320000HEI	59210653	[**]	11025	[**]	[**]	—	€—	—	€—	—	€—	100%	10.0	Heldelberg, Germany
330000HEI	59211122	[**]	11025	[**]	[**]	—	€—	—	€—	—	€—	100%	8.0	Heldelberg, Germany
330000HEI	59211123	[**]	11025	[**]	[**]	—	€—	—	€—	—	€—	100%	8.0	Heldelberg, Germany
330000HEI	59213691	[**]	11025	[**]	[**]	—	€—	—	€—	—	€—	100%	10.0	Heldelberg, Germany
	70005227	[**]	11025	[**]	[**]	—	€—	—	€—	—	€—	#N/A	12.0	Heldelberg, Germany
320005HEI	70010189	[**]	11025	[**]	[**]	[**]	€ [**]	—	€—	—	€—	100%	12.0	Heldelberg, Germany
11025	70018269	[**]	11025	[**]	[**]	[**]	[**]	—	€—	—	€—	#N/A	10.0	Heldelberg, Germany
109011OSTA	70008648	[**]	51003	—	[**]	—	—	—	€—	—	€—	#N/A	10.0	Madrid, Spain
58142150STA STOPPER 50ML PERF	70012969	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
50ML CT/L0 2637	70012979	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
58136150STA STOPPER 50ML LL PP	70012993	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
58139150STA STOPPER 30ML	70012994	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
58139150STA STOPPER 20ML	70012995	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
50137150STA PISTON 10ML	70012996	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
50135150STA PISTON 5ML	70012997	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
50134150STA PISTON 2ML	70012998	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
50133150STA PISTON 1ML	70012999	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain
5814350STA STOPPER 100ML PERF.	70013000	[**]	51003	—	[**]	—	€—	—	€—	—	€—	100%	4.0	Madrid, Spain

EXHIBIT A PRODUCTS PRODUCT PRICING BD - U.S. PRICE SCHEDULE Effective 10/1/07 thru 9/30/08

			QUANTITY BREAKS AND PRICING						% OF BD’S	Lead
BD	WPS		(Effective 10/1/07 thru 9/30/08)						ANNUAL REQMT	Time	SHIP TO
ITEM #	ITEM #	ITEM DESCRIPTION	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	(SECTION 1.2)	(Wks)	CITY
4005593	10122128	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
514053	10123510	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SAN DIEGO
13-15300JAA	10142163	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS
3010171JAA	10142700	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS,
3010191	10142780	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	GRAYSON
3039051JAA	10144385	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS
3039121JAA	10145506	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS
S18908	10200579	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS
14205AAB	10300109	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	BROKEN BOW
10230AAB	10300740	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	BROKEN BOW
10225AAB	10301135	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	BROKEN BOW
19017AAB	10301322	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	BROKEN BOW
P1002	10601188	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	NOGALES
301093	11100230	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	APEX
304371	11100262	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	ALLENTOWN
304372	11100314	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	DANVERS
12792	11100316	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
304381	11100330	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	APEX
12955	11100332	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
13758	11100333	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
304374	11100336	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	NORTHRIDGE
304196	11100399	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	HOPKINTON
310520AAC	11100708	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	HOLDREGE
860520AAC	11100709	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	HOLDREGE
160063AAc	11100928	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	HOLDREGE
13570	11101568	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
13571	11101569	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
13572	11101570	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
13573	11101571	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	CANAAN
05103AAD	11101572	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	CANAAN
05101AAD	11101573	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	CANAAN
10200	11200305	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
12983	11200346	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8000271	11200353	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8000261	11200354	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8000267	11200355	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8000265	11200356	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8000259	11200357	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8000256	11200361	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8004372	11200362	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8000269	11200363	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
11486 BP 4658	11200375	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
12878	11200378	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8007951	11201053	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8007952	11201056	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8000108	11201121	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
10204	11201125	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
11364	11201142	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
12825	11201144	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
11558	11201351	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
12824	11201355	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
13448	11201356	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8000379	11201359	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
MRP#1 1557 BP 7545	11201500	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8000190	11201506	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
13604	11201525	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
13446	11201527	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
[ILLEGIBLE]	11401800	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS

EXHIBIT A PRODUCTS PRODUCT PRICING BD - U.S. PRICE SCHEDULE Effective 10/1/07 thru 9/30/08

			QUANTITY BREAKS AND PRICING						% OF BD’S	Lead
BD	WPS		(Effective 10/1/07 thru 9/30/08)						ANNUAL REQMT.	Time	SHIP TO
ITEM #	ITEM #	ITEM DESCRIPTION	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	(SECTION 1.2)	(Wks)	CITY
8006981	11401601	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8004371	11401803	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
47251702	11401803	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	HYDERABAD-DUNDIGAL
11882	12100145	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
47179402	12100390	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	FRANCE
11881 BP 7577	12100411	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8080553	12103003	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SUMTER
0363AAK	12103003	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	MOUTH, DEVON ENGLAND
10222	12200270	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	CHERAW
120023PLY	12200310	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	ENGLAND
3002100AAU	12200313	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	JUNCOS
10229 BP 7259	12200440	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
10232	12200450	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
13520	12200452	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
47097102	12200625	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	FRANCE
8020666	12200629	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8020669	12200630	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8020668	12200631	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8020667	12200633	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
47097102	12200634	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	FRANCE
4424060	16109010	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	FRANCE
E0780001G701	19100251	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	HANCOCK
8011648	25100004	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SOUTH PLAINFIELD
4849100AAU	25100033	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	JUNCOS
115370275MEX	25100033	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	NOGALES
13525	25100052	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
13586	25100053	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
13239	25100091	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
13086	25100092	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
13090	25100094	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
13028	25100085	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
8000070	25100100	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
13519	25100102	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
13519	25100112	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
22-0239	47000246	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SANJOSE
22-0239	47000246	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	CAYEY, PR
51-9725	47000246	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SAN DIEGO
22-0236	47000247	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SAN JOSE
22-0232	47000251	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SAN JOSE
22-0233	47000255	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SAN JOSE
3059041JAA	51206001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS,
3059011JAA	51206003	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS,
3010001JAA	51206005	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS,
3010001JAA	51206005	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	GRAYSON
3059021JAA	51206007	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS
513848	54131800	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SAN DIEGO
1339000JAA	54180088	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	CAYEY
1338500JAA	54160090	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	CAYEY
1338600JAA	54160091	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	CAYEY
1338400JAA	54160092	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	CAYEY
1338700JAA	54160092	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	CAYEY
1338200JAA	54160093	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	CAYEY
1338300JAA	54160094	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	CAYEY
1338800JAA	54160096	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	CAYEY
1339200JAA	54160097	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	CAYEY
8010241	54160122	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	CAYEY
1335700JAA	54201031	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS,
											SPARKS,

EXHIBIT A PRODUCTS PRODUCT PRICING BD - U.S. PRICE SCHEDULE Effective 10/1/07 thru 9/30/08

			QUANTITY BREAKS AND PRICING						% OF BD’S	Lead
BD	WPS		(Effective 10/1/07 thru 9/30/08)						ANNUAL REQMT.	Time	SHIP TO
ITEM #	ITEM #	ITEM DESCRIPTION	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	(SECTION 1.2)	(Wks)	CITY
13-305-00JAA	54201285	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS
13-309-00JAA	54201287	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS
13-308-00	54201290	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS
13-393-00JAA	54201854	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS
13-393-00JAA	54201854	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS
51-4054	54201854	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS
13-154-00JAA	54201867	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS
3030111JAA	54202017	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS
3030101JAA	54202055	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS
3034601JAA	54281119	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS
51-3466	68000161	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SAN DIEGO
51-4009	68000314	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	LAJOLLA
1C04007DUN	70012999	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	HOLDREGE
13-365-00JAA	5420105C	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	SPARKS
UNK	UNK	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS
UNK	UNK	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	COLUMBUS

Subjected to qtrly adj. Pricing above effective thru 11/30/07
This item is addressed in a separate agreement dated 2/19/07
Note: 12200318 (BD EURO LUER ADPT SLV 7401/45 GRY OXI) not included in contract. Pricing provided per order.

EXHIBIT A PRODUCTS PRODUCT PRICING BD - EUROPE PRICE SCHEDULE Effective 10/1/07 thru 9/30/08

				QUANTITY BREAKS AND PRICING								% OF BD’S
BD	WPS		CUSTOMER	(Effective 10/1/07 thru 9/30/08)								ANNUAL REQMT.	Lead Time	SHIP TO
ITEM #	ITEM #	ITEM DESCRIPTION	#	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	(SECTION 1.2)	(Weeks)	CITY
470223030RPDC/PS1-3ML	70014950	[**]	40044	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A
47007503/PS1-3ML	70000887	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
470223030RPDC/PS1-3ML	70000889	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
470068RPDC/PS1-3ML	70000893	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47007303/PS1-3ML	70000897	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47104803/PS1-3ML	70004157	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47106003/10520 PS	70004254	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47106103/10520PS	70004255	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47170203/10520PS	70009403	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
8000265/PS1-3ML	70012401	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
12903/PS1-3ML	70012439	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
470070RPDC/PS1-3ML	70012700	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47238603/PS1-3ML	70013472	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471456030RPDC/PS1-3ML	70013611	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47240103/PS1-3ML	70017469	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471564RPDC/PS10ML	70005420	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
472234RPDC/PS10ML	70008999	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
470088RPDC/PS10ML	70012624	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47240303/PS10ML	70013651	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47118303/READYFILLPS1ML	70001075	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471183030RPDC/READYFILLPS1ML	70013142	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471503R/PS0,5ML	70014949	[**]	40044	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A
470095RPDC/PS0,5ML	70001607	[**]	40001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47150303/10505PS	70007920	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A.
471571RPDC/PS0,5ML	70012619	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
470094RPDC/PS0,5ML	70012622	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471503R/PS0,5ML	70012639	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47239403/PS0,5ML	70013292	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47239003/PS0,5ML	70013293	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47250303/PS0,5ML	70014439	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
8081912/PS0,5ML	70016461	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
R04104030PDC/SEAL RING	70004334	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47099003/PS20ML	7000302#	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471804RPDC/PS20ML	70011173	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471569RPDC/PS20ML	70012884	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
470065 RPDC/PS1MLL	70013929	[**]	40044	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A.
470731030RPDC/PS1MLL	70001585	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47029603/PS1MLL	70001587	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47006503/PS1ML	70001601	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47131603/11510PS	70006809	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471863RPDC/PS1ML	70011604	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471435030R/PS1MLL	70012620	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471629RPDC/PS1MLL	70012650	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47239303/PS1MLL	70013021	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47240003/PS1MLL	70013023	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471022030R/PS1MLL	70013302	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
470065RPDC/PS1MLL	70013303	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47239203/PS1MLL	70013397	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471316030RPDC/PS1MLL	70014002	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47250203/PS1MLL	70014321	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
8081846/PS1MLL	70016460	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
R06093030PDC/READYFILLPS1ML	70007251	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47187503/READYFILLPS1ML	70012589	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
R06016030PDC/READYFILL3/5ML	70003442	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47107703/READYFS3/5ML	70012869	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47118403/READY FILL PS	70003443	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471184030RPDC/PS3/5ML	70012671	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France

EXHIBIT A PRODUCTS PRODUCT PRICING BD - EUROPE PRICE SCHEDULE Effective 10/1/07 thru 9/30/08

				QUANTITY BREAKS AND PRICING								% OF BD’S
BD	WPS		CUSTOMER	(Effective 10/1/07 thru 9/30/08)								ANNUAL REQMT.	Lead Time	SHIP TO
ITEM #	ITEM #	ITEM DESCRIPTION	#	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	(SECTION 1.2)	(Weeks)	CITY
471521R/PS1MLL	70014500	[**]	40044	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A.
471521R/PS1MLL	70012682	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47239103/PS1MLL	70012830	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471523RPDC/PS5ML	70015108	[**]	40044	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A.
47152303/PS5ML	70006163	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47240203/PS5ML	70013311	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471523RPDC/PS5ML	70014030	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
8002034/2ML	70014952	[**]	40044	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A.
47154503/PS1-3ML	70006791	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
9002034/PS1/3ML	70012402	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47238503/PS1-3ML	70013024	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47239503/PS1-3ML	70013312	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47135503/PS10ML	70005113	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471520R/PS1MLL	70008193	[**]	40044	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A.
471738RPDC/5ML	70014539	[**]	40044	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A.
471742RPDC/PS5ML	70016321	[**]	40044	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A.
8016355/PS5ML	70017199	[**]	40044	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A.
471738RPDC/PS5ML	70009859	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47174203/PS5ML	70010469	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471754RPDC/PS5ML	70010470	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471742RPDC/PS5ML	70012629	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47239603/PS5ML	70012899	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
8016355/PS5ML	70013560	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47100303/MONOVIAL 22ML	70001597	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47186003/POWD.STOP	70011396	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47100603	70000070	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47135703/LYO	70004997	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
470821030R/NS25GA5/8IN	70001596	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47240503/NS25G5/8	70012950	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
8083754	70017561	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
13066	70000999	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47180703RPDC/NS25G1/2	70011325	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
470925030R/NSG25G1	70003558	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
8083755	70017562	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471436030RPDC/RTC	70004039	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
8012716/RITC	70004040	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471437030RPDC/RTC	70004042	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471438030RPDC/RI TIP CAP	70005382	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47231903RPDC/RTC	70010672	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
8012727/RITC	70012822	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
13006/NS25/27GA1/2IN	70012889	[**]	40044	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A.
8001673/NS 27GA 1/2N	70016859	[**]	40044	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A.
47138903/NS25G1/2	70005247	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
13006/NS25GA1/2	70009319	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47288503	70017553	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471180030RPDC/RTC	70004021	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471525RPDC/RTC	70004057	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471262030RPDC/RTC	70005144	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471180030 RPDC/RTC	70008190	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47242603/RTC	70012881	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47242403/RTC	70013130	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
8002351/NSJ25G1/2	70012351	[**]	40044	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A.
8002350/NS25GA1/2IN	70012621	[**]	40044	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A.
8002350/NSJ25GA1/2	70005138	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471451030RPDC/NSJ25G1/2	70007570	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
8002351/NSJ25G1/2	70007690	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471878020RPDC/NSJ25G1/2	70012722	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France

EXHIBIT A PRODUCTS PRODUCT PRICING BD - EUROPE PRICE SCHEDULE Effective 10/1/07 thru 9/30/08

				QUANTITY BREAKS AND PRICING								% OF BD’S
BD	WPS		CUSTOMER	(Effective 10/1/07 thru 9/30/08)								ANNUAL REQMT.	Lead Time	SHIP TO
ITEM #	ITEM #	ITEM DESCRIPTION	#	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	QTY (000)	PRC/M	(SECTION 1.2)	(Weeks)	CITY
8083753	70017552	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
8083752	70017559	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47135803/NS27G1/2	70004344	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47238703/NS27G1/2	70004729	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47135903/NS27G1/2	70005150	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47250103/NS27G1/2	70014322	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47287803/NS27G1/2	70018669	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
471408030RPDC/ACCUSPRAY	70005384	[**]	40044	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A.
	70005384	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A.
	70007087	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47171SPDC/CTC3	70010480	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
8012261/CTC-RTU	70014109	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47218103/EZGRIPTIPCAPH	70008069	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
472246RPDC/EZGT	70008879	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
472247RPDC/EZGTC RTU	70009250	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
472246RPDC/EZGT - WYETH	70016980	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
TIPCAP4405 / 13455	70004300	[**]	40044	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Columbus, U.S.A.
47009703/10420TC	70001631	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47009803/10420TC	70001632	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47010203/10420TC	70001633	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47104903/10420TC	70001634	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
	70006810	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47170503/TC	70009408	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47242703/10420TC	70013900	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
47242503/TC	70017338	[**]	44001	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Le Pont De Claix, France
330002HEI	10144482	[**]	11025	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Holdelberg, Germany
320020HEI	59203477	[**]	11025	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Holdelberg, Germany
320000HEI	59210653	[**]	11025	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Holdelberg, Germany
330000HEI	59211122	[**]	11025	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Holdelberg, Germany
330001HEI	59211123	[**]	11025	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Holdelberg, Germany
320006HEI	59213681	[**]	11025	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Holdelberg, Germany
	70005227	[**]	11025	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Holdelberg, Germany
320005HEI	70010189	[**]	11025	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Holdelberg, Germany
11025	70018269	[**]	11025	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Holdelberg, Germany
109011OSTA	70008649	[**]	51003	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Madrid, Spain
581421508TA STOPPER 50 ML PERF	70012969	[**]	51003	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Madrid, Spain
50ML CT/LS 2637	70012979	[**]	51003	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Madrid, Spain
58136150STA STOPPER 50ML LL PP	70012993	[**]	51003	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Madrid, Spain
58139150STA STOPPER 30 ML	70012994	[**]	51003	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Madrid, Spain
58138150STA STOPPER 20ML	70012995	[**]	51003	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Madrid, Spain
50137150STA PISTON 10 ML	70012996	[**]	51003	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Madrid, Spain
50135150STA PISTON 5 ML	70012997	[**]	51003	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Madrid, Spain
50134150STA PISTON 2 ML	70012998	[**]	51003	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Madrid, Spain
50133150STA PISTON 1 ML	70012999	[**]	51003	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Madrid, Spain
5814350STA STOPPER 100ML PERF.	70013000	[**]	51003	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Madrid, Spain

Exhibit B

PPI Adjustment Mechanism

BD Pharm Systems – Global

•      PPI adjustment

•      [**]

•      [**]

BD MedSurg North America & Europe & Diabetes Healthcare

•      [**]

•      [**]

•      [**]

•      [**]

[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

BD Others (Anesthesia, Diagnostics Systems, Clinical Lab Services)

•      [**]

•      [**]

PPI Index for Adjustment:

United States Producer Price Index (the “US PPI Index”) for “Other Synthetic Elastomers” issued by the U.S. Bureau of Labor Statistics (Ref. WPU 071102) for all Products.

Exhibit C

Pricing for Pharm Systems:

Product Family	West Article Number	Price Change FY08	Price Change FY09	Price Change FY10	Price Change FY11	Price Change FY12
Flurotec	[**]	[**]	[**]	[**]	[**]	[**]
Stoppers	[**]	[**]	[**]	[**]	[**]	[**]
PIM NS High Runners	[**]	[**]	[**]	[**]	[**]	[**]
PIM NS Low Runners	[**]	[**]	[**]	[**]	[**]	[**]
CM NS	[**],	[**]	[**]	[**]	[**]	[**]
PIM TC	[**]	[**]	[**]	[**]	[**]	[**]
TC CM	[**]	[**]	[**]	[**]	[**]	[**]
PIM NS (US)	[**]	[**]	[**]	[**]	[**]	[**]
CM High Runners	[**]	[**]	[**]	[**]	[**]	[**]
CM Low Runners	[**]	[**]	[**]	[**]	[**]	[**]
Few Loss Makers	[**].	[**]	[**]	[**]	[**]	[**]

Price changes as set forth in for FY08 have already been included and are reflected in Exhibit A; pricing reflected in this Exhibit is also subject to annual PPI Index adjustments as provided in this Agreement.

The prices provided above for CM NS Products reflect production out of West’s Singapore plant with shipment DDP Pont de Claix.  If BD requires production out of a US or European plant, West will communicate new pricing for BD’s business case evaluation.

Exhibit D

Pricing for BD Spain:

West
BD Stopper	Material		A	B	C	D	E
Size	Code	Product	[**]	[**]	[**]	[**]	[**]
50 ML PERF	7001-2969	[**]	[**]	[**]	[**]	[**]	[**]
50 ML CT/LS WWD	7001-2979	[**]	[**]	[**]	[**]	[**]	[**]
50 ML LL PP	7001-2993	[**]	[**]	[**]	[**]	[**]	[**]
30 ML	7001-2994	[**]	[**]	[**]	[**]	[**]	[**]
20 ML	7001-2995	[**]	[**]	[**]	[**]	[**]	[**]
10 ML	7001-2996	[**]	[**]	[**]	[**]	[**]	[**]
5 ML	7001-2997	[**]	[**]	[**]	[**]	[**]	[**]
2 ML	7001-2998	[**]	[**]	[**]	[**]	[**]	[**]
1 ML	7001-2999	[**]	[**]	[**]	[**]	[**]	[**]
100 ML PERF	7001-3000	[**]	[**]	[**]	[**]	[**]	[**]

The pricing reflected in this Exhibit is provided on an FOB Origin basis.  US base pricing (2008) for Products made in St. Austell and not made in the US will be as follows:

7001-2969	BD 2157 7448/50 blk	$	[**]
7001-2993	BD 2636 7448/50 blk	$	[**]
7001-3000	BD 2158 7448/50 blk	$	[**]

These prices are effective for FY 2008 and do not include PPI increases over the term of this Agreement as permitted herein.  [**].

Exhibit E

Pricing for PAS – VMS Sleeves:

FY08 (Oct 01, 2007 to Sept. 30, 2008): $ [**]/ 1000

FY09 (Oct 01, 2008 to Sept. 30, 2009): $ [**]/ 1000

FY10 (Oct 01, 2009 to Sept. 30, 2010): $ [**]/ 1000

FY11 (Oct 01, 2010 to Sept. 30, 2011): $ [**]/ 1000

FY12 (Oct 01, 2011 to Sept. 30, 2012): $ [**]/ 1000

All Prices quoted above for FY 09 and later are subject to PPI Index adjustments as provided in this Agreement.

Exhibit F

Pharm Systems Rebates:

Scenario	1	2	3	4	5	6
Spend Growth	[**]	[**]	[**]	[**]	[**]	[**]
Rebate	No rebate	[**] on total revenue	[**] on total revenue of [**]	Scenario 3 Plus [**] on Incremental [**]	Scenario 3 Plus [**] on Incremental [**]	Scenario 3 Plus [**] on Incremental [**]

Pharm Systems Penalty:

Scenario	1	2	3	4	5	6
Spend Reduction	[**]	[**]	[**]	[**]	[**]	[**]
Penalty	No penalty	[**] on prior year’s sales	[**]on prior year’s sales when decline from prior year [**]	Scenario 3 Plus [**] on decline from prior year’s sales [**]	Scenario 3 Plus [**] on decline from prior year’s [**]	Scenario 3 Plus [**] on decline from prior year’s [**]

Note:

•      For the purpose of the rebate calculations for FY08, the amount of BD Pharm Systems annual spend with West in FY07 was $[**].

•      The percentage growth applicable to any rebate and the percentage penalty shall be based upon the current FY as compared to the preceding FY.

•      Adjustments shall be made in the base for the annual purchase spend for the calculation of the rebates or penalties reflecting any decreases in annual spend which result from a raw material discontinuation

•      The exchange rate used to calculate rebates and penalties under this Exhibit shall be 1 Euro to 1.27 U.S. Dollars.

Rebates and penalty payments shall be due and payable [**] days following the end of the applicable FY.

F-1

PAS – VMS Sleeves Rebates:

FY08 (Oct 01, 2007 to Sept. 30, 2008): $ [**]/ 1000

FY09 (Oct 01, 2008 to Sept. 30, 2009): $ [**]/ 1000

Note:

•      The rebate checks to be paid [**]

F-2

EXHIBIT G

WEST’S POLICY ON CUSTOMER NOTIFICATION

OF PROCESS/MATERIAL CHANGES

Policy for Customer Notification of Changes

West Pharmaceutical Services (West) Policy for Customer Notification of Changes requires West to evaluate effects of changes and provide advance notification to customers of any change in the manufacturing processes or raw materials that could have a substantial or significant potential to adversely effect the identity, quality, purity or functionality of the component as it relates to its safety or effectiveness. A risk assessment of the change on the closure/component and its potential to increase risk as it relates to safety or effectiveness of the drug/biologic/device product it may come in contact with is also considered. Changes subject to advance notice via a formal Customer Change Notification include, but are not limited to:

•    Changing from a natural derived raw material to a synthetic version of the material

•    Change of a product specification

•    Change in the location of manufacture of the finished closure/component

•    Potential implication to a customer’s regulatory filings

West may also communicate to its customers minor changes or operational changes that have a minimal potential to adversely affect the component/closure. Minor changes or operational changes that may be communicated via a Customer Communication Letter include, but are not limited to:

•    New equipment technology

•    Facility changes (e.g. expansions, layouts, etc.)

•    Secondary product packaging or shipping requirements

West has an internal change control procedure and systems in place to centrally manage and track all changes in each major geographic region of the globe.

Every effort will be made to provide such notice at least 60 days in advance of the change. Typically, West notifies customers a year or more in advance of this target and will actively work with you to assure supply of pre-change product for use during your change assessment and implementation period, whenever possible.

This Policy has been updated in an effort to clarify West’s position relating to changes and to more effectively address the needs of our customers.

/s/ Frances L. DeGrazio	7/31/06	/s/ Reinhold Zimmermann	08/02/06	/s/ Shinji Higuchi	08/24/06
Frances L. DeGrazio	(date)	Reinhold Zimmermann	(date)	Shinji Higuchi	(date)
Vice President, Quality Assurance		Vice President, Quality Assurance		Vice President, Quality Assurance
& Regulatory Affairs, Americas		& Regulatory Affairs, Europe/Asia		Daikyo Seiko, Ltd.
West Pharmaceutical Services		West Pharmaceutical Services

CHGNTPOL RevC 0806

Exhibit H

CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement (“Agreement”), effective as of July 5, 1995, is made by and between The West Company, Incorporated and its Affiliates (“West”), having its principal place of business at 101 Gordon Drive, Lionville, Pennsylvania 19341, and Becton, Dickinson and Company and its Affiliates (“Becton”), having its principal place of business at 1 Becton Drive, Franklin Lakes, New Jersey 07417-1880.

West’s business as it relates to Becton is the development of component materials and the manufacture of components, such as stoppers, for Becton. Becton is in the business of designing, manufacturing, marketing, selling and distributing medical devices and purchases a variety of components from West in connection with Becton’s business.

In connection with the ongoing business relationship between West and Becton, the parties may engage from time to time in certain projects (“Project(s)”) or communications relating to West’s components and Becton’s medical devices for the purpose of West supplying components for Becton’s medical devices (hereinafter the “Purpose”), wherein there may be discussions and/or the disclosure from one party to the other of certain confidential information regarding specific present or future medical devices of Becton and/or components of West .

In consideration of the ongoing business relationship between the parties, and intending to be legally bound, the parties agree as follows:

1.             As used in this Agreement, the term “Confidential Information” means information, specifications, know-how, materials, data and other communications, in oral, visual or written form, disclosed or provided by one party to the other, provided that said Confidential Information is identified as being confidential at the time of disclosure and recipient agrees to accept such Confidential Information before such disclosure is made. All written disclosures of Confidential Information considered confidential by the disclosing party shall bear the notation “Confidential.” All non-written disclosures of Confidential Information considered confidential by the disclosing party shall be confirmed as being confidential in a written document within thirty (30) days following the non-written disclosure to recipient. The written confirmation shall bear the notation “Confidential,” shall identify the particular Confidential Information that is considered confidential, and shall be addressed to the employee(s) of recipient who received such non-written disclosures.  Any information of a party that is disclosed or provided to the other party which is not in compliance with the provisions of this paragraph shall not be Confidential Information for the purposes of this Agreement and may be freely used or disclosed, without obligation or penalty, by the receiving party.

2.             Effective from the date of this Agreement, each Project(s), together with all disclosures and/or discussions (collectively “Communications”), wherein West and Becton will exchange Confidential Information, shall be subject to the terms and conditions of this Agreement.

3.             Each party agrees to maintain in confidence all Confidential Information and use Confidential Information only for the Purpose stated above. Without the prior written consent of the other party hereto, each party will not disclose any Confidential Information to any third party, except that each party may disclose Confidential Information to the directors, officers and employees of such party, and consultants of such party who have agreed in writing to be bound by the terms of this Agreement, who need to know Confidential Information in connection with the Purpose stated above.

4.             Each party warrants that each person to whom any Confidential Information is revealed in accordance with this Agreement shall previously have been informed of the confidential nature of Confidential Information and have agreed to be bound by the terms and conditions of this Agreement. Each party shall take measures to ensure that Confidential Information is not used or disclosed by such persons except as permitted by this Agreement.

5.             All Confidential Information shall remain the property of the disclosing party. Upon the written request of the disclosing party all tangible Confidential Information (including all copies thereof) shall be promptly returned to the disclosing party, provided, however, that either party may retain one (1) copy of such Confidential Information in a secure location for legal record keeping purposes.

6.             Each party agrees that a transfer or disclosure of information from one party to the other which was not transferred or disclosed pursuant to the provisions of Paragraph 1 hereunder, and which is identical to or substantially equivalent to information which was previously transferred or disclosed to recipient as Confidential Information in compliance with the provisions of Paragraph 1 of this Agreement, shall result in all transfers or disclosures of said information being Confidential Information under the terms of this Agreement.

7.             The obligations of confidentiality and non-use set forth in this Agreement shall not apply to any portion of the Confidential Information which:

a.             is or becomes public or available to the general public other than through the act or default of the recipient or its agents; or

b.             is obtained by the recipient from a third party who is lawfully in possession of such Confidential Information and is not subject to an obligation of confidentiality or non-disclosure owed to the disclosing party, or others; or

c.             is previously known to recipient prior to disclosure to recipient by the disclosing party under this Agreement, as evidenced by the recipient’s written records, with the exception of information subject to obligations of confidentiality under any other confidentiality agreement between the parties and entered into before the effective date of this Agreement; or

d.               is disclosed by the recipient pursuant to a requirement of law, provided that the recipient has complied with the provisions set forth in paragraph 7 hereof; or

e.               is independently developed by the receiving party without the use of Confidential Information.

8.             In the event that the recipient is requested or required, by deposition,

interrogatories, requests for information, documents or admissions, subpoenas, civil investigative demands or similar process, to disclose any Confidential Information, it is agreed that the recipient will provide the disclosing party with a notice of such request(s) immediately, so that the disclosing party may seek an appropriate protective order and/or waive the recipient’s obligation to comply with the requirements of confidentiality set forth herein. The recipient agrees to cooperate with the disclosing party in connection with the disclosing party’s efforts to obtain any such order or other remedy.

9.             Nothing herein shall be construed as giving the recipient any right, title, interest in or ownership of Confidential Information, and with respect to any portion thereof which is or becomes public information and is now or hereafter becomes covered by any patent, the recipient’s rights with respect thereto shall be subject to all rights of the patent owner and/or licensee.

10.           “Affiliates” as used herein shall mean any entity which is directly or indirectly, through one or more intermediaries, controlled by Becton or West, or is under the common control of Becton or West and another entity.

11.           This Agreement shall be governed, construed and interpreted by and in accordance with the laws of the State of New Jersey, U.S.A.

12.           This Agreement constitutes the entire agreement between West and Becton relating to the subject matter hereof and supersedes and replaces all prior agreements, discussions and rights relating to the subject matter hereof which are in effect on the effective date of this Agreement. This Agreement may only be amended by a written instrument signed by both parties hereto. No obligations of any kind are assumed by or implied against either party hereto except for those obligations expressly stated herein. All Confidential Information disclosed pursuant to such other prior agreements, discussions, and rights relating to the subject matter of this Agreement which are in effect on the effective date of this Agreement shall be subject to the terms and conditions of this Agreement.

13.           Delay or failure to exercise any right or remedy hereunder shall not impair such right or remedy or be construed as a waiver thereof or as acquiescence in a breach of this Agreement. Any single or partial exercise of any right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy.

14.           The obligations of Confidentiality under this Agreement shall be binding upon the recipient, its successors and assigns for a period of ten (10) years from the date of each disclosure made hereunder, and shall inure to the benefit of and shall be enforceable by the disclosing party, its successors and assigns.

15.           The obligations of confidentiality under this Agreement shall survive the termination of this Agreement.

THE WEST COMPANY, INCORPORATED		BECTON DICKINSON AND COMPANY

By	/s/ J. E. Dorsey	By	/s/ Alfred J. Battaglia
J.E. Dorsey		Alfred J. Battaglia
Executive Vice President		Group President and
and Chief Operating Officer		Chief Information Officer